UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2006

TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-49863	45-0471419
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

401 South Illinois Avenue, Oak Ridge, Tennessee	37830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (865)483-9444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 14, 2006, Tennessee Valley Financial Holdings, Inc.’s (the “Company”) independent accountant, Pugh & Company, P.C. notified the Company that it was resigning as the Company’s independent registered public accounting firm because it no longer intends to audit reporting companies. Pugh & Company stated that its resignation was not a result of any disagreements with either the management or audit committee of the Company. Pugh & Company’s accountant’s reports for the Company’s financial statements for the Company’s two most recent fiscal years, did not contain adverse opinions or disclaimers of opinion, nor were any reports modified as to uncertainty, audit scope or accounting principles. Pugh & Company’s resignation was of its own volition and a change of accountants was not recommended or approved by the board of directors or an audit or similar committee of the board of directors.

At no time during the past two years, and through the date of this report, did the Company have any disagreements with Pugh & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Pugh & Company’s satisfaction, would have caused Pugh & Company to make reference to the subject matter of the disagreement in connection with its accountant’s report.

On November 14, 2006, the Company selected Dixon Hughes PLLC, of Asheville, North Carolina to be the Company’s new independent registered public accounting firm.  During the two most recent fiscal years and through November 14, 2006, neither the Registrant, nor anyone on its behalf, has consulted with Dixon Hughes PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Dixon Hughes PLLC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial report issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Instruction 4 to Item 304 of Regulation S-B, or a reportable event, as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

Pursuant to Regulation S-B, Item 304(a)(3), Pugh & Company’s letter in response to the statements made by the Company in this report is attached to this filing and is marked as Exhibit 16.1.

9.01. Exhibits and Financial Statements

Exhibits
16.1 Letter of Pugh & Company dated November 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.

Date: November 14, 2006	By:	/s/ Jason Wilkinson Jason Wilkinson

Title: Vice President